Exhibit 10.3

     WARRANT AGREEMENT

     BETWEEN

     NATIONSBANK, N.A.

     AND

     BREED TECHNOLOGIES, INC.

     October 30, 1997




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     TABLE OF CONTENTS

ARTICLE 1         CERTAIN DEFINITIONS..........................................1

ARTICLE 2         ORIGINAL ISSUE OF WARRANTS...................................3
         2.1      Form of Warrant Certificates.................................3
         2.2      Legend.......................................................3
         2.3      Delivery of the Warrants.....................................4

ARTICLE 3         EXERCISE OF WARRANTS.........................................4
         3.1      Exercise of Warrants; Increase in Warrants...................4
         3.2      Exercise Price...............................................5
         3.3      Restrictions on Exercise; Expiration.........................5
         3.4      Method of Exercise; Payment of Exercise Price................5
         3.5      Dividends and Distributions..................................6

ARTICLE 4         ADJUSTMENTS..................................................6
         4.1      Adjustments..................................................6
         4.2      Below Market Price Issuances.................................8
         4.3      Notice of Adjustment........................................10
         4.4      Statements in the Warrants..................................10
         4.5      Notice of Consolidation, Merger or Sale of Assets...........10
         4.6      Fractional Interests........................................11
         4.7      No Dilution or Impairment...................................11

ARTICLE 5         RESERVATION AND AUTHORIZATION OF COMMON SHARES,
                  ETC.........................................................11
         5.1      Reservation and Authorization...............................11
         5.2      Covenant Regarding Securities...............................11
         5.3      Registration................................................12
         5.4      S-3 Eligibility.............................................12

ARTICLE 6         WARRANT TRANSFER BOOKS: RESTRICTIONS ON TRANSFER............12
         6.1      Transfer and Exchange.......................................12
         6.2      Special Transfer Provisions.................................13
         6.3      Surrender of a Warrant Certificate..........................13

ARTICLE 7         OPTIONS.....................................................13
         7.1      Option to Redeem Warrants...................................13

ARTICLE 8         REGISTRATION RIGHTS.........................................14
         8.1      Registration by the Corporation.............................14
         8.2      Registration Procedures and Expenses........................14
         8.3      Indemnification.............................................15
         8.4      Conflicting Rights..........................................17
         8.5      Termination.................................................17
         8.6      Registration on Form S-3....................................17

ARTICLE 9         MISCELLANEOUS...............................................17
         9.1      Loss or Mutilation..........................................17
         9.2      Payment of Taxes............................................18
         9.3    No Merger, Consolidation or Sale of Assets or the Corporation.18


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         9.4      Notices.....................................................18
         9.5      Governing Law...............................................19
         9.6      Assignment; Successors......................................19
         9.7      Counterparts................................................19
         9.8      Amendments..................................................19
         9.9      Headings....................................................20
         9.10     Third Party Beneficiaries...................................20
         9.11     Severability................................................20
         9.12     No Inconsistent Agreements..................................20

EXHIBIT A         WARRANT CERTIFICATE.........................................22



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     WARRANT AGREEMENT

     WARRANT AGREEMENT, dated as of October 30, 1997 (this "Agreement"), between BREED TECHNOLOGIES, INC. a Delaware corporation (the "Corporation"), and NATIONSBANK, N.A. ("NationsBank").

     Pursuant to the terms of a Credit Agreement dated October 30, 1997, NationsBank, N.A. as agent (the "Agent") and as a Lender has agreed to make available to the Corporation loans of up to $900,000,000 (the "Loans") which Loans are to be evidenced by Notes of the Corporation in favor of the Lenders (the "Notes"). In order to induce NationsBank to agree to make the Loans, the Corporation agreed to issue to NationsBank warrants (the "Warrants") exercisable for Common Stock, $.01 par value per share of the Corporation (the "Common Stock").

     Initially, the Corporation is authorizing the issuance to NationsBank of 3,000,000 Warrants to purchase a total of 3,000,000 shares of Common Stock (the "Warrant Shares") of the Corporation under the terms and conditions hereof, which amount is subject to increase as provided herein. Each Warrant shall entitle the holder thereof to purchase one share of Common Stock, subject to adjustment as provided herein.

     In consideration of the foregoing and of the agreements contained in the Credit Agreement, and for the purpose of defining the terms and provisions of the Warrants and Warrant Shares and the respective rights and obligations thereunder of the Corporation and the Holder(s) (as defined herein), the Corporation and NationsBank hereby agree as follows:

     ARTICLE 1

     CERTAIN DEFINITIONS

     For all purposes of this Agreement, except as otherwise expressly provided:

     (a) the terms defined in this Article 1 have the meanings assigned to them in this Article, and include the plural as well as the singular; and

     (b) the words "herein," "hereof" and "hereunder," and other words of similar import, refer to this Agreement as a whole and not to any particular article, section or other subdivision.

     "Additional Warrants" has the meaning set forth in Section 3.1 hereof.

     "Affiliate" means, as to any person, any other person which directly or indirectly controls, or is under common control with, or is controlled by, such person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "under common control with" and "controlled by"), and as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting stock, by agreement or otherwise; provided, however, that beneficial ownership of 5% or more of the voting stock of a person shall be deemed to be control.

     "Appraised Market Value" shall mean the market value of the Common Stock as agreed by the Corporation and the affected Holder(s) of the Warrants, or if the Corporation and such Holder(s) cannot agree, as determined by a valuation by an investment banking company suitable to the Corporation and such Holder(s). In the event the parties cannot agree on an investment banking company to perform the valuation described above, the Corporation and such Holder(s) shall each select an investment banking company and the two investment banking companies so selected shall select a third investment banking company which shall determine the Appraised Market Value. In determining the Appraised Market Value of the Common Stock, no discount shall be applied because the shares of Common Stock



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     held by the  holders  thereof  (a)  have  not  been  registered  under  the
Securities Act, or (b) represent a minority interest in the Corporation. The fees and expenses of the investment banking company or companies shall be borne by the Corporation.

     "Board of Directors" means the board of directors of the Corporation.

     "Board Resolution" means a copy of a resolution certified by the Secretary or any Assistant Secretary of the Corporation to have been duly adopted by the Board of Directors.

     "Business Day" means any day which is not a Saturday, Sunday or a day on which banking institutions in the States of New York and Florida are not authorized or obligated by law, executive order, regulation or governmental decree to close.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" has the meaning set forth in the preamble hereto.

     "Corporation" has the meaning set forth in the preamble hereto.

     "Credit Agreement" has the meaning set forth in the preamble hereto.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

     "Exercise Price" has the meaning set forth in Section 3.2 hereof.

     "Expiration Date" means October 30, 2000.

     "Holders" means the holders from time to time of the Warrants or Warrant Shares issued upon exercise of the Warrants.

     "Issue Date" means the date of the original issuance of the Warrants.

     "Market Price" means the closing price of a share of Common Stock on the principal national securities exchange (including the Nasdaq National Market) on which the shares of Common Stock are listed or admitted to trading as reported in The Wall Street Journal or, if not listed or admitted to trading on any national securities exchange (including the Nasdaq National Market), the average of the bid and asked prices in the over-the-counter market as furnished by Nasdaq, or, if the shares of Common Stock are not publicly traded, the Appraised Market Value.

     "NationsBank" has the meaning set forth in the preamble hereto.

     "Notes" has the meaning set forth in the preamble hereof.

     "Private  Placement  Legend"  means  the  legend  in the form set  forth in
Section 2.2 hereof.

     "Registration Expenses" has the meaning set forth in Section 8.2 hereof.

     "Registrable Securities" shall mean the Warrant Shares.




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     "Rights"  means  rights,  options  or  warrants  for the  purchase  of,  or securities convertible into or exchangeable for, Common Stock.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

     "Warrants" have the meaning set forth in the preamble hereto.

     "Warrant Certificates" have the meaning set forth in Section 2.1 hereof.

     "Warrant Shares" have the meaning set forth in the preamble hereto.

     ARTICLE 2 ORIGINAL ISSUE OF WARRANTS

     2.1 Form of Warrant Certificates. Any certificate representing the Warrants (a "Warrant Certificate"), the form of which is attached hereto as Exhibit A, shall be detachable from this Agreement, the Credit Agreement and any Notes and shall be dated the date on which it is signed by a duly authorized officer of the Corporation and shall have such insertions as are appropriate or required or permitted by this Agreement and may have such letters, numbers or other marks of identification as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement.

     2.2 Legend. Each Warrant Certificate and, until registered or an exemption from registration is available, each certificate representing securities acquired upon exercise of the Warrants shall bear the following legend on the face thereof:

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"). THE SECURITIES MAY NOT BE
SOLD,  TRANSFERRED,  PLEDGED OR  HYPOTHECATED  IN THE  ABSENCE  OF AN  EFFECTIVE
REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.

     2.3 Delivery of the Warrants.

     This Agreement authorizes the initial issuance of 3,000,000 Warrants which amount is subject to increase as provided in Section 3.1. On the Closing Date (as defined in the Credit Agreement), the Corporation shall issue to NationsBank in connection therewith (but detachable therefrom) a Warrant Certificate for 3,000,000 Warrants.

     If Additional Warrants become authorized under Section 3.1, the Corporation shall promptly issue and deliver to NationsBank a Warrant Certificate for the Additional Warrants.

     ARTICLE 3  EXERCISE OF WARRANTS

     3.1 Exercise of Warrants; Increase in Warrants.

     (a) Subject to the limitations and adjustments as provided herein, on or before the Expiration Date, the Warrants may be exercised on any Business Day as to all or any portion of the Warrant Shares for which the Warrants are then exercisable as follows: (a) as of the date of this Agreement and the issuance of the Warrant Certificate, the number of Warrants which may be exercised pursuant to this Agreement, and the number of Warrant Shares issuable



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     upon  exercise of such  Warrants,  shall be  250,000;  (b) in the event the
Corporation shall not have paid in full its Obligations (as defined in the Credit Agreement) on or prior to January 27, 1998, the number of Warrants which may be exercised pursuant to this Agreement, and the number of Warrant Shares issuable upon exercise of such Warrants, shall be automatically increased to 1,000,000 effective as of January 27, 1998 unless the Corporation (i) shall have furnished NationsBank a Plan (as defined in the Credit Agreement) and (ii) shall be in receipt of not less than $300,000,000 of permanent capital [excluding indebtedness] (over September 24, 1997 levels) on terms reasonably acceptable to NationsBank; (c) in the event the Corporation shall not have paid in full its Obligations (as defined in the Credit Agreement) (or if a binding commitment to refinance and/or repay the obligations arising under the Credit Agreement does not exist) on or prior to April 27, 1998, the number of Warrants which may be exercised pursuant to this Agreement, and the number of Warrant Shares issuable upon exercise of such Warrants, shall be automatically increased to 2,000,000 effective as of April 27, 1998; and (d) in the event the Corporation shall not have paid in full its Obligations (as defined in the Credit Agreement) on or prior to July 26, 1998, (or if a binding commitment to refinance and/or repay the obligations arising under the Credit Agreement does not exist), the number of Warrants which may be exercised pursuant to this Agreement, and the number of Warrant Shares issuable upon exercise of such Warrants, will be automatically increased to 3,000,000 effective as of July 26, 1998.

     (b) If the Corporation shall not have paid in full its Obligations (as defined in the Credit Agreement) on or prior to July 31, 1998, the number of Warrants granted hereunder shall increase and the Holders shall be entitled to immediately exercise and purchase under the terms of this Agreement an amount of Warrant Shares equal to (x) 7.7% of all shares of Common Stock outstanding or deemed outstanding on a fully diluted basis on July 31, 1998 less (y) 3,000,000 (the "Additional Warrants").

     For purposes of calculating the number of shares of Common Stock outstanding on July 31, 1998, the number of shares of Common Stock issuable in connection with the exercise of conversion rights of the holders of (i) the Corporation's Series A Preference shares (the "Series A Preference Shares") and
(ii) the Breed Capital Trust ____% Convertible Trust Preferred Securities (the "Trust Preferred Securities") or if the Trust Preferred Securities have not been issued then 4,000,000 shares of Common Stock issuable upon conversion of the Corporation's Series B Preference Shares (the "Series B Preference Shares") shall be deemed to be outstanding, whether or not such conversion rights are then exercisable or have been exercised.

     3.2 Exercise Price. Initially, the Warrant Certificates shall entitle the Holders thereof, subject to the provisions of this Agreement, to purchase an aggregate of 3,000,000 Warrant Shares at a per share purchase price (the "Exercise Price") determined as follows, subject to adjustment as provided in
Article 4 hereof:

     The Exercise Price for the 250,000 Warrant Shares exercisable as of the date of this Agreement shall be $23.125. The Exercise Price for the remaining Warrant Shares shall be the Market Price of the Common Stock on the day the Warrants for such Warrant Shares become exercisable under the provisions of
Section 3.1.

     The Exercise Price for any additional Warrant Shares to be subject to the Additional Warrants shall be the Market Price of the Common Stock on July 31, 1998.

     Once established for a number of Warrant Shares, the Exercise Price for those shares shall not be adjusted by reason of any later increase in the total number of Warrants which may be exercised by the Holders.

     3.3 Restrictions on Exercise; Expiration. On or before the Expiration Date, the Warrants may be exercised on any Business Day as to all or any portion of the Warrant Shares. If any of the Warrants are not exercised by 5:00 p.m., New York City time, on the Expiration Date, this Agreement and unexercised Warrants shall expire and all rights of the Holders hereunder and thereunder shall terminate unless otherwise provided herein or therein.





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     3.4 Method of Exercise; Payment of Exercise Price.

     (a) In order to exercise all or any of the Warrants, the Holder thereof must provide written notice to the Corporation at its address set forth in
Section 9.4 hereof specifying the number of Warrants being exercised. Such notice shall be accompanied by one or more Warrant Certificates representing not less than the number of Warrants being exercised, together with payment in full of the per share Exercise Price multiplied by the number of Warrant Shares to be purchased pursuant to the exercise. The Exercise Price shall be payable, at the option of the Holder, (i) by wire transfer, certified check, official bank check or bank cashier's check payable to the order of the Corporation, or (ii) by the surrender of Warrants exercisable for a number of shares having an aggregate Market Price as of the date of surrender equal to the aggregate Exercise Price of all Warrants covered thereby. If the number of Warrants being exercised is less than the  number of  Warrants  represented  by the  Warrant  Certificate(s)
tendered  in  connection  with the  exercise,  the  Corporation  shall issue new
Warrant Certificate(s) for the unexercised Warrants in accordance with instructions contained in the notice of exercise and this Agreement.

     (b) Upon exercise of any Warrant in conformity with the foregoing provisions, the Corporation shall (i) transfer promptly to, or upon the written order of the Holder of such Warrant, appropriate evidence of ownership of any Warrant Shares or other securities or property (including money) to which it is entitled, registered or otherwise placed in such name or names as may be directed in writing by the Holder thereof, (ii) deliver such evidence of ownership and any other securities or property (including money) to the person or persons entitled to receive the same, and (iii) reissue, as the case may be, a Warrant Certificate for any unexercised Warrants. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of the surrender for exercise of the Warrant Certificate representing such Warrant being exercised and, for all purposes of this Agreement, the person entitled to receive any Warrant Shares or other securities or property deliverable upon such exercise shall, as between such person and the Corporation, be deemed to be the Holder of such Warrant Shares or other securities or property of record as of the close of business on such date and shall be entitled to receive any Warrant Shares or other securities or property (including money) to which such person would have been entitled had such person been the record holder of such Warrant Shares or other securities or property on such date.

     3.5 Dividends and Distributions. For so long as any of the Warrants remain outstanding and unexercised, the Corporation will, upon the declaration of a cash dividend upon its Common Stock or other distribution to the holders of its Common Stock (other than a dividend payable in shares of the Corporation's Common Stock) and at least 20 days prior to the record date, notify the Holders of such declaration, which notice will contain, at a minimum, the following information: (i) the date of the declaration of the dividend or distribution,
(ii) the amount of such dividend or distribution, (iii) the record date of such dividend or distribution, (iv) the payment date or distribution date of such dividend or distribution, and (v) the Corporation's best estimate of the frequency and amount of cash dividends or other distributions (other than a dividend payable in shares of the Corporation's Common Stock) to be paid or made in each of the succeeding three years.

     ARTICLE 4 ADJUSTMENTS

     4.1 Adjustments. The Exercise Price and the number of Warrant Shares issuable upon exercise of each Warrant shall be subject to adjustment from time to time as follows:

     (a) Adjustments for Change in Common Stock. If the Corporation at any time after the date hereof (i) declares a dividend payable in shares of the Corporation's Common Stock, (ii) subdivides its outstanding shares of Common Stock into a larger number of shares or (iii) combines its outstanding shares of Common Stock into a smaller number of shares, the number and kind of Warrant
Shares issuable upon exercise of each Warrant, at the time of the record date for such dividend or of the effective date of such subdivision or combination shall be proportionately adjusted so that the Holder of any Warrant exercised after such time shall be entitled to receive the



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     aggregate  number and kind of shares of Common Stock which, if such Warrant had been exercised immediately prior to such date, such Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision or combination. An adjustment made pursuant to this Section 4.1(a) shall become effective immediately after the effective date of such subdivision or combination. Such adjustment shall be made successively whenever any such event shall occur.

     If at any time, as a result of an adjustment made pursuant to this Section 4.1(a), the Holder of any Warrant thereafter exercised becomes entitled to receive any securities other than shares of Common Stock, the number of such other securities so receivable upon exercise of such Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Section 4.1, and the provisions of this Agreement with respect to the Warrant Shares shall apply on like terms to any such other securities.

     (b) De Minimis Adjustments. No adjustment in the Exercise Price or number of Warrant Shares purchasable upon exercise of any Warrant pursuant to this
Section 4.1 or Section 4.2 below shall be required unless such adjustment would require an increase or decrease of at least one-tenth of one percent in the Exercise Price or number of Warrant Shares purchasable upon the exercise of each Warrant, as the case may be; provided, however, that any adjustments which by reason of this Section 4.1(b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

     (c) Adjustment of Exercise Price. Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted, as herein provided, the Exercise Price per Warrant Share payable upon exercise of each Warrant shall be adjusted (calculated to the nearest $.0001) so that it shall equal the price determined by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares so purchasable immediately thereafter.

     (d) Consolidation, Merger or Sale of Assets; Liquidation.

     (i) Subject to the provisions of Section 4.1(d)(ii) below, in the event that, at any time after the date of this Agreement, the Corporation consolidates with, merges with or into, or sells, transfers or otherwise disposes of all or substantially all of its property and assets to, any person, and in connection therewith consideration is payable to holders of shares of Common Stock, the Warrants shall remain subject to the terms and conditions set forth in this Agreement and each Warrant shall, after such consolidation, merger or sale, entitle the Holder thereof to receive, upon exercise, the number of shares of capital stock or other securities or property (including cash) of the Corporation, or of such person resulting from such consolidation or surviving such merger or to which such sale shall be made, that would have been distributable or payable on account of the shares of Common Stock (or other securities or property purchasable upon exercise of the Warrants) if the Warrants had been exercised immediately prior to such merger, consolidation or sale (or, if applicable, any record date therefor); and, in any such case, the provisions of this Agreement with respect to the rights and interests thereafter of the Holders shall be appropriately adjusted by the Board of Directors, in good faith, as evidenced by a Board Resolution, so as to be applicable, as nearly as reasonably possible, to any shares of stock or other securities or any property thereafter deliverable on the exercise of the Warrants.

     (ii) Notwithstanding the provisions of Section 4.1(d)(i) above, (A) if the Corporation consolidates with, merges with or into, or sells all or substantially all of its property and assets to, any person, and consideration is payable to holders of shares of Common Stock in exchange for their shares of Common Stock in connection with such merger, consolidation or sale which consists solely of cash, or (B) in the event of the dissolution, liquidation or winding-up of the Corporation, then the Holders shall receive per share distributions at the same time and on an equal basis with holders of shares of Common Stock (or other



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     securities or property purchasable upon exercise of the Warrants) as if the
Warrants had been exercised immediately prior to such event (or, if applicable, any record date therefor), less the per share Exercise Price. Upon receipt of such payment, with respect to the Warrants in respect of which such payment was received, the rights of the Holders shall terminate except as expressly provided herein or in the Warrant Certificate and such Warrants shall expire. The Holders shall promptly deliver such Warrant Certificates to the Corporation for cancellation. In the case of any such merger, consolidation or sale of assets, the surviving or acquiring person or, in the event of any dissolution, liquidation or winding up of the Corporation, the Corporation, shall deposit promptly on behalf of the Holders the funds, if any, necessary to pay the Holders pursuant to this Section 4.1(d)(ii).

     (e) Adjustments by Board. In addition to the foregoing adjustments, the Board of Directors may make any other adjustment to increase the number of Warrant Shares purchasable upon exercise of Warrants or to decrease the Exercise Price as it may, in good faith, deem desirable to protect the rights and benefits of the Holders hereunder.

     (f) Further Adjustments. If a state of facts shall occur which, without being specifically controlled by the provisions of this Section 4.1, would not fairly protect the exercise rights of the Holders in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Corporation shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such exercise rights.

     4.2 Below Market Price Issuances.

     (a) Subject to the provisions of Section 4.2(g) below, if the Corporation shall issue (other than as provided in Section 4.1) or sell any shares of Common Stock for a consideration per share less than the Market Price, then at the time of such issuance or sale the Exercise Price shall be appropriately adjusted to the number determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding, whether issued or issuable upon conversion or exercise, immediately prior to the issuance or sale of such shares of Common Stock plus the number of such shares of Common Stock which the aggregate consideration for such additional shares of Common Stock so issued or sold would purchase at a consideration per share equal to the Market Price, and the denominator of which shall be the number of shares of Common Stock outstanding, whether issued or issuable upon conversion or exercise, immediately prior to the issuance or sale of such shares of Common Stock plus the number of shares of Common Stock so issued or sold.

     (b) If the Corporation shall issue (other than as provided in Section 4.1) or sell any Rights, and the consideration per share for which shares of Common Stock may at any time thereafter be issuable pursuant to such Rights (when added to the consideration per share of Common Stock, if any, received for such Rights) shall be less than the Market Price, then the Exercise Price shall be appropriately adjusted by the number determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding, whether issued or issuable upon conversion or exercise, immediately prior to the issuance or sale of such Rights plus the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (when added to the consideration per share of Common Stock, if any, received for such Rights) would purchase at the Market Price, and the denominator of which shall be the number of shares of Common Stock outstanding, whether issued or issuable upon conversion or exercise, immediately prior to the issuance or sale of such Rights plus the number of additional shares of Common Stock issuable upon exercise of such Rights.

     (c) For the purposes of this Section 4.2, the date as of which the Market Price shall be computed shall be the date of the issuance or sale of such shares of Common Stock or Rights.

     (d) No  adjustment  of the Exercise  Price shall be made under this Section
4.2 upon the issuance of any shares of Common Stock which are issued pursuant to the exercise of any Rights, if such adjustment shall previously have been made upon the issuance of such Rights pursuant to this Section 4.2.

     (e) If Rights (or any portion thereof) which shall have given rise to an adjustment pursuant to this Section 4.2 shall have expired or terminated without the exercise thereof, or if by reason of the terms of such Rights there shall have been an increase or increases, with the passage of time or otherwise, in the exercise or conversion price thereof, then the Exercise Price hereunder shall be readjusted (but to no greater extent than originally adjusted) on the basis of (i) eliminating from the computation of any shares of Common Stock attributable to such Rights as shall have expired or terminated, and (ii) treating the shares of Common Stock, if any, actually issued pursuant to the previous exercise of such Rights as having been issued for the consideration actually received and receivable therefor.

     (f) (i) In any such case covered by this Section 4.2, in determining the amount of consideration received by the Corporation for the Common Stock or Rights if the consideration is in whole or in part consideration other than cash, the amount of the consideration shall be deemed to be the fair value of such consideration as reasonably determined by the Board of Directors of the Corporation. If shares of Common Stock shall be issued as part of a unit with Rights, then the amount of consideration for the Rights shall be deemed to be the amount reasonably determined by the Board of Directors of the Corporation; and (ii) in case any shares of Common Stock or Rights shall be issued in connection with any merger or consolidation in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value, as reasonably determined by the Board of Directors of the Corporation, of such portion of the assets and business of the nonsurviving corporation or corporations as the Board shall determine to be attributable to such shares of Common Stock or Rights.

     (g) Notwithstanding the foregoing provisions of this Section 4.2, the provisions of this Section 4.2 shall not apply to (i) any issuance or sale of Common Stock or Rights to any employee or other person providing services to the Corporation as an element of such individual's compensation, (ii) any issuance or sale of Common Stock in connection with any merger or consolidation or the acquisition of the assets (other than cash or cash equivalents) of a person or entity, (iii) the issuance or sale of Common Stock based upon the average closing price of a share of Common Stock over a period not to exceed 30 trading days and the average price so obtained is less than the Market Price on the date of the issuance or sale of such shares of Common Stock, or (iv) any issuance or sale of any Common Stock issuable upon the exercise of the Warrants or the warrants issued pursuant to this Warrant Agreement.

     (h) For purposes of this Section 4.2, that number of shares of Common Stock issuable to (i) holders of Series A Preference Shares in excess of 4,883,227 shares, (ii) holders of Trust Preferred Securities in excess of the number of shares of Common Stock initially issuable to such holders as at the date such Trust Preferred Securities are issued and (iii) Series B Preference Shares in excess of 4,000,000 shares shall be deemed to be shares issuable pursuant to Rights for a consideration less than the Market Price.

     4.3 Notice of Adjustment. Whenever the number of Warrant Shares or other securities or property purchasable upon the exercise of each Warrant or the Exercise Price is adjusted, as herein provided, the Corporation shall promptly mail to the Holders a notice of such adjustment or adjustments, and shall deliver to the Holders a certificate of a firm of independent public accountants selected by the Board of Directors (who may be the regular accountants employed by the Corporation) setting forth (i) the number of Warrant Shares or other securities or property purchasable upon the exercise of each Warrant and the Exercise Price after such adjustment, (ii) a brief statement of the facts requiring such adjustment, and (iii) the computation by which such adjustment was made.

     4.4 Statements in the Warrants. Notwithstanding any adjustment in the Exercise Price or the number or kind of Warrant Shares purchasable upon the exercise of the Warrants, the Warrant Certificates theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrant Certificate initially issued pursuant to this Agreement.

     4.5 Notice of Consolidation, Merger or Sale of Assets. In the event that, at any time after the date of this Agreement, and prior to 5:00 p.m., New York City time, on the Expiration Date, there shall be any (a) consolidation or merger involving the Corporation, or sale, transfer or other disposition of all or substantially all of the Corporation's property and assets (except a merger or other reorganization in which the Corporation shall be the surviving corporation and holders of shares of Common Stock (or other securities or property purchasable upon exercise of the Warrants) receive no consideration in respect of their shares or property) or (b) any other transaction contemplated by Section 4.1(d)(ii) above, then in any such case, the Corporation shall cause to be mailed to the Holders, at the earliest practicable time (and, in any event, not later than the later of (i) the date the proxy materials (if any) are first distributed (or other notice is first given) to the Corporation's shareholders regarding the proposed transaction, or (ii) 20 days before the effective date (or record date, if earlier) of such proposed transaction), notice of the date on which such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up or other such transaction shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the kind and amount of securities and property purchasable upon exercise of the Warrants. Such notice shall also specify the date as of which the holders of record of the shares of Common Stock or other securities or property purchasable upon exercise of the Warrants shall be entitled to exchange their shares or other securities or property for securities, money or other property deliverable upon such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up or other such transaction, as the case may be.

     4.6 Fractional Interests. In computing adjustments under this Article 4, fractional interests in Common Stock shall be taken into account to the nearest one-thousandth of a share. No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon any exercise of the Warrants, but, in lieu thereof, there shall be paid an amount in cash equal to the same fraction of the Market Price of a whole share of Common Stock on the business day preceding the day of exercise.

     4.7 No Dilution or Impairment. The Corporation shall not amend its Certificate of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times, in good faith, assist in carrying out all such actions as may be reasonably necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment.

     ARTICLE 5 RESERVATION AND AUTHORIZATION OF COMMON SHARES, ETC.

     5.1 Reservation and Authorization. The Corporation hereby represents and warrants that it has reserved, and shall at all times hereafter reserve and keep available, for issuance upon exercise of the Warrants such number of its duly authorized but unissued shares of Common Stock or other securities of the Corporation purchasable upon exercise of the Warrants as will be sufficient to permit the exercise in full of all outstanding Warrants and will cause appropriate evidence of ownership of such shares of Common Stock or other securities to be delivered to the Holders of the Warrants upon their request for delivery of such, and shall take such action as shall be necessary so that all such shares of Common Stock or other securities shall, at all times, be duly approved for listing, subject to official notice of issuance, on each securities exchange, if any, on which such shares of Common Stock or other securities are then listed.

     5.2 Covenant Regarding Securities. The Corporation covenants that all shares of Common Stock or other securities of the Corporation that may be issued upon the exercise of the Warrants will, upon issuance, be (a) duly authorized, validly issued, fully paid and nonassessable, (b) free from preemptive and any other similar rights and (c) free from any taxes, liens, charges or security interest with respect thereto.

     5.3 Registration. If the Warrant Shares or any securities of the Corporation issuable upon the exercise of the Warrants require registration with, or approval of, any governmental authority (in addition to such as the Corporation is required to obtain pursuant to Article 8 hereof), or the taking of any other action (in addition to such as the Corporation is required to obtain pursuant to Article 8 hereof), under the laws of the United States of America or any state or political subdivision thereof, before such securities may be validly offered or sold in compliance with such laws, then the Corporation covenants that at its expense it will, in good faith and as expeditiously as practicable, endeavor to secure and maintain such registration or approval or to take such other action, as the case may be; provided, however, that the Corporation will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

     5.4 S-3 Eligibility. The Corporation has represented to NationsBank that it is currently eligible to register its securities for resale on Form S-3 under the provisions of the Securities Act and hereby covenants that it will take all action appropriate to maintain such eligibility at all times during the term of this Agreement.

     ARTICLE 6 WARRANT TRANSFER BOOKS: RESTRICTIONS ON TRANSFER

     6.1 Transfer and Exchange.

     (a) The Corporation shall keep and maintain at its office a register in which, subject to such reasonable regulations as it may prescribe, the Corporation shall provide for the registration of the Warrant Certificates on the Corporation's records and transfers or exchanges of the Warrant Certificates as herein provided.

     (b) The Holders may transfer a Warrant Certificate by written notice to the Corporation stating the name of the proposed transferee and otherwise complying with the terms of this Agreement.

     (c) Subject to Section 6.2(a) hereof, when a Warrant Certificate is presented to the Corporation with a request to register the transfer of such Warrant Certificate, the Corporation shall register the transfer or make the exchange as requested if its requirements for such transactions and any applicable requirements hereunder are satisfied. To permit registrations of transfers and exchanges, the Corporation shall execute and deliver such Warrant Certificate in accordance with the provisions hereof. No service charge shall be made for any registration of transfer or exchange of the Warrants.

     (d) Any Warrant Certificate when duly endorsed in blank shall be deemed negotiable. The Holder of a Warrant Certificate duly endorsed in blank may be treated by the Corporation and all other persons dealing therewith as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented thereby, any notice to the contrary notwithstanding; but until such transfer on such register, the Corporation may treat the registered Holder thereof as the owner for all purposes.

     6.2 Special Transfer Provisions.

     (a) By its acceptance of the Warrants represented by a Warrant Certificate bearing the Private Placement Legend, each Holder of the Warrants acknowledges the restrictions on transfer of the Warrants and Warrant Shares and agrees that it will transfer the Warrants and Warrant Shares only in accordance with those restrictions.

     (b) Upon the transfer, exchange or replacement of a Warrant Certificate or certificate representing Warrant Shares not bearing the Private Placement Legend, the Corporation shall deliver a Warrant Certificate or stock certificate that does not bear the Private Placement Legend. Upon the transfer, exchange or replacement of a Warrant Certificate or certificate representing Warrant Shares bearing the Private Placement Legend, the Corporation shall deliver such Warrant Certificate or stock certificate bearing the Private Placement Legend, unless such legend may be removed from a Warrant Certificate or stock certificate as provided in the next sentence. The Private Placement Legend may be removed from a Warrant Certificate or stock certificate if there is delivered to the Corporation evidence satisfactory to the Corporation to confirm that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such security will not violate the registration and prospectus delivery requirements of the Securities Act or applicable law; provided, however, that the Corporation shall not be required to determine the sufficiency of any such evidence.

     6.3 Surrender of a Warrant Certificate. Any Warrant Certificate surrendered for registration of transfer, exchange or exercise of the Warrants represented thereby shall be promptly canceled by the Corporation and shall not be reissued by the Corporation and, except in case of mutilation or partial exercise of the Warrants represented by such Warrant Certificate, no Warrant Certificate shall be issued hereunder in lieu thereof.

     ARTICLE 7 OPTIONS

     7.1 Option to Redeem Warrants. The Corporation shall have the right to redeem for cash all, but not less than all, outstanding exercisable Warrants and Warrant Shares held by the Holders by the delivery of a notice of purchase not less than 20 nor more than 45 days prior to the specified purchase date. The purchase price per Warrant or Warrant Share shall be an amount equal to the greater of (a) 135% of the Exercise Price (net of the respective Exercise Price) or (b) the higher of the Market Price on the date of giving of notice and the Business Day immediately preceding the specified closing date for such purchase.

     ARTICLE 8 REGISTRATION RIGHTS

     8.1 Registration by the Corporation. If at any time the Corporation proposes to register any of its Common Stock under the Securities Act, whether or not for sale for its own account (except with respect to registration statements filed on Form S-4 or Form S-8 or any successor forms thereto), it will give written notice to each Holder, at such Holder's address as it shall appear upon the Warrant register, of its intention so to do. Upon the written request of the Holders of not less than 50% of the Warrant Shares, given within 20 days after receipt of the Corporation's notice, the Corporation will use its best efforts to cause all or a part of the Registrable Securities (in accordance with the request of the Holders) to be included in the securities to be covered by the registration statement proposed to be filed by the Corporation. The Corporation shall not be required to include any Registrable Securities in such registration statement unless the Holder thereof accepts the terms of the underwriting as agreed upon between the Corporation (or other persons who have the right to agree upon the underwriting terms relating to the offering) and the underwriter(s) selected by the Corporation (or other persons who have the right to select such underwriter). Notwithstanding any other provision of this Article 8, if the underwriter of such registration advises the Corporation in writing with a copy to the Holders that marketing factors require a limitation of the number of shares of Registrable Securities to be underwritten, the Corporation shall so advise all Holders, and the number of securities including Registrable Securities that may be included in such registration shall be apportioned pro rata based on the number of shares requested to be included in such registration by the Holders and by all other holders of securities participating in such registration, including the holders of the Preference Shares and the Trust Preferred Securities and the Common Stock related thereto (other than the Corporation). The Corporation may, in its sole discretion and without the consent of the Holders, withdraw any such registration statement and abandon the proposed offering in which the Holders shall have requested to participate pursuant to this Section 8.1.

     8.2 Registration Procedures and Expenses.

     (a) In connection with any registration of Registrable Securities under this Article 8, the Holders of said

     Registrable Securities will furnish in writing such information as is reasonably requested by the Corporation or its underwriter or underwriters for inclusion in the registration statement relating to such offering and such other information and documentation as the Corporation or its underwriter or underwriters may reasonably request and the Holders hereby agree to comply with all requirements of the Securities Act or other laws applicable to them in connection with the offer, sale, underwriting and distribution of its respective Registrable Securities. The Holders participating in such registration shall not be required to make any representations or warranties to or agreement with the Corporation or the underwriters other than those relating to the Holder, its Registrable Securities and information provided by it in writing for use in the registration statement. In connection with the registration, the Corporation will, as expeditiously as possible:

     (i) take all actions, supply information and use its best efforts to obtain all legal opinions, auditors' consents and comfort letters and experts' computations that may be necessary or desirable to complete the registration process;

     (ii) furnish, at the request of the Holders, on the date that all or any part of such Registrable Securities is delivered to the underwriters for sale pursuant to such registration, an opinion dated such date of independent counsel representing the Corporation for the purposes of such registration, addressed to the Holders making such request, with respect to such legal matters relating to the registration in connection with which such opinion is being given in the same form mutatis, mutandis, as the opinion of such counsel given to underwriters; and

     (iii) notify the Holders of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     (b) All expenses incurred by the Corporation in complying with this Article 8, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Corporation, auditors' fees and blue sky fees and expenses ("Registration Expenses"), except for all underwriting discounts and selling commissions applicable to the sales of the Holders' Registrable Securities being included in the subject offering and all fees and disbursements of counsel for the Holders of Registrable Securities
(including counsel designated by any such seller for a "due diligence" investigation of the Corporation) shall be borne by the Corporation.

     8.3 Indemnification.

     (a) In the event of a registration of any of the Registrable Securities under the Securities Act or under any state securities laws pursuant to this
Article 8, the Corporation will indemnify and hold harmless the sellers of such Registrable Securities, each underwriter of such Registrable Securities, the Holders and the transferors of the Registrable Securities or any portion thereof to underwriters, and each other person, if any, who controls such seller, transferor or underwriter within the meaning of Section 15 of the Securities Act (each, an "Indemnified Party"), against any and all losses, claims, damages or liabilities, joint or several, to which such seller, underwriter, Holder, transferor or controlling person may become subject under the Securities Act and under any state securities laws (or any successor law) or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities shall have been registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Corporation will reimburse such Indemnified Party for  any  legal  or any  other  expenses  reasonably  incurred  by  them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Corporation will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary prospectus or said prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the
Corporation through an instrument executed by such Indemnified Party specifically for inclusion in such registration statement, preliminary prospectus, final prospectus, amendment or supplement thereto. Notwithstanding the foregoing, the liability of any such Holder shall not exceed an amount equal to the proceeds realized by each such Holder of Registrable Securities sold as contemplated herein.

     (b) In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Article 8, each seller of such Registrable Securities (other than any underwriter or dealer purchasing Warrant Shares), and the holder of the Warrants, as transferors of Registrable Securities, jointly and severally, will indemnify and hold harmless the Corporation, each person, if any, who controls the Corporation within the meaning of Section 15 of the Securities Act, each officer of the Corporation who signs the registration statement and each director of the Corporation against any and all such losses, claims, damages, or liabilities arising out of or based upon any untrue statement or alleged untrue statement in or omission or alleged omission from any such registration statement, prospectus, amendment or supplement, if the untrue statement or omission or alleged untrue statement or omission in respect of which such loss, claim, damage or liability is asserted was made in reliance upon and in conformity with information furnished in writing to the Corporation by or on behalf of such seller or transferor specifically for inclusion in such registration statement, preliminary prospectus, final prospectus, amendment or supplement thereto; and such seller or transferor will reimburse the Corporation or such indemnified party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that, if any losses, claims, damages or liabilities arise out of or are based upon an untrue statement, alleged untrue statement, omission or alleged omission contained in any preliminary prospectus which did not appear in the final prospectus, such seller or transferor shall not have any such liability with respect thereto to the Corporation, any person who controls the Corporation within the meaning of
Section 15 of the Securities Act, any officer of the Corporation who signed the registration statement or any director of the Corporation if the Corporation or any person on their behalf delivered a copy of the preliminary prospectus to the person alleging such losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus, as amended or supplemented if it has been amended or supplemented, to such person at or prior to the written confirmation of the sale to such person.

     (c) Payments in respect of indemnifications required by this Section 8.3 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred. Any party which proposes to assert the right to be indemnified under this Section 8.3 will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party under this Section 8.3, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section
8.3. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party, and after notice from such indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof except as provided in the next sentence. The indemnified party shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party, when and as incurred, unless (i) the employment of counsel by such indemnified party has been authorized by the indemnifying party,
(ii) the
     indemnified party shall have received a written opinion from independent counsel that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense of such action (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying party shall not in fact have employed counsel to assume the defense of such action. An indemnifying party shall not be liable for any settlement of any action or claim effected without its consent. In no event shall an indemnifying party be required to pay for more than one counsel for an indemnified party, exclusive of local counsel.

     8.4 Conflicting Rights. The Corporation shall not, without the prior written consent of the Holders of not less than 50% of the Warrant or Warrant Shares (assuming exercise of all Warrants), grant any rights to any persons to register any shares of capital stock or other securities of the Corporation if such right is senior to the rights of the Holders hereunder.

     8.5 Termination. The registration rights granted under this Article 8 shall terminate with respect to any Holder on the date on which the Holder may sell the Warrants or Warrant Shares without restriction pursuant to Rule 144(k) promulgated under the Securities Act.

     8.6 Registration on Form S-3. At any time prior to two years after the Expiration Date, the Holder shall have the unlimited right (but no more frequently than once each six months) to require the Corporation to promptly register the Warrant Shares on Form S-3. The Corporation will include in the Form S-3 Registration Statement such information as any underwriters may reasonably request for marketing reasons. If at the time of sale, only Warrant Shares are being offered, any underwriters selected in connection with such sale shall be acceptable to the Selling Holders. The Corporation shall keep the Holder advised of the initiation of such registration and its effectiveness and shall take all steps appropriate to maintain such effectiveness for a period of 24 months.

     ARTICLE 9 MISCELLANEOUS

     9.1 Loss or Mutilation. Upon receipt by the Corporation of (a) evidence satisfactory to it of the ownership, and the loss, theft, destruction or mutilation, of any Warrant Certificate and (b) of indemnity satisfactory to it or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, then, the Corporation shall execute and deliver to the registered Holder of the lost, stolen, destroyed or mutilated Warrant Certificate, in exchange for or in lieu thereof, a new Warrant Certificate of the same tenor and for a like aggregate number of Warrant Shares. Upon the issuance of any new Warrant Certificate under this Section 9.1, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses in connection therewith. Every new Warrant Certificate executed and delivered pursuant to this Section in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute a contractual obligation of the Corporation, whether or not the allegedly lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement. The provisions of this Section 9.1 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of the mutilated, lost, stolen, or destroyed Warrant Certificate.

     9.2 Payment of Taxes. The Corporation shall pay any taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of Warrant Shares or of other securities or property deliverable upon exercise of the Warrants (other than income taxes imposed on the Holders). The Corporation shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Warrant Shares or other securities or property issuable upon the exercise of the Warrants or payment of cash to any person other than the Holder of a Warrant Certificate surrendered upon exercise of the Warrants and in case of such transfer or payment, the Corporation shall not be required to issue any stock certificate or pay any cash until such tax or charge has been paid or it has been established to the Corporation's satisfaction that no such tax or charge is due.

     9.3 No Merger, Consolidation or Sale of Assets or the Corporation. Except as otherwise provided herein, the Corporation will not merge into or consolidate with any other person, or sell or otherwise transfer its property, assets and business substantially as an entirety to a successor of the Corporation, unless the person resulting from such merger or consolidation, or such successor of the Corporation, shall expressly assume, by supplemental agreement satisfactory in form to the Holders and executed and delivered to the Holders, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Corporation.

     9.4 Notices. Any notice, demand or delivery authorized by this Agreement shall be in writing and shall be delivered by hand or overnight courier service, mailed or set by facsimile as follows:

         To the Corporation:

         BREED Technologies, Inc.
         5300 Old Tampa Highway
         Lakeland, Florida 33811
         Attention:  General Counsel
         Telephone No.  941-668-6000

         To NationsBank:

         NationsBank, N.A.
         400 N. Ashley Drive, 2nd Floor
         Tampa, Florida 33602
         Attention: Global Finance
         Telecopy: (813) 224-5948
         Attention: Joseph J. Troy

         With a copy to:

         NationsBank, N.A.
         Independence Center, 15th Floor
         NC1-001-15-04
         Charlotte, North Carolina 28255
         Attention: Agency Services
         Telecopy: (704) 386-9923

     or such other address or telecopy number as shall have been furnished to the party giving or making such notice, demand or delivery. Any notice that is sent in a manner provided herein shall have been duly given when sent.

     9.5 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES THEREOF.

     9.6 Assignment; Successors. Subject to Section 6.2(a) hereof, this Agreement may be assigned by NationsBank to any Affiliate at any time upon written notice. This Agreement shall be binding upon and inure to the benefit of the Corporation and the Holders and their respective successors and assigns, and the Holders from time to time of the

     Warrants. Nothing in this Agreement is intended or shall be construed to confer upon any person, other than the Corporation, and the Holders, any right, remedy or claim under or by reason of this Agreement or any part hereof.

     9.7 Counterparts. This Agreement may be executed manually or by facsimile in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     9.8 Amendments. Any provision of this Agreement or the Warrant Certificate may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Corporation and the Holders of a majority in interest of the issued or issuable Warrant Shares; provided, however, if any amendment adversely affects the Exercise Price or the number of Warrant Shares issued upon exercise of any Warrant, then the Holders of all the issued or issuable Warrant Shares must sign the amendment.

     9.9 Headings. The descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     9.10 Third Party Beneficiaries. The Holders shall be third party beneficiaries to the agreements made hereunder between the Corporation, on the one hand, and NationsBank, on the other hand, and the Holders shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of the Holder hereunder.

     9.11 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

     9.12 No Inconsistent Agreements. Except as provided in Section 8.4, the Corporation has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement that is inconsistent with the rights granted to the Holders herein or that otherwise conflicts with the provisions hereof.


     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, as of the date first above written

                                                     BREED TECHNOLOGIES, INC.


                                                     By:
                                                     Name:
                                                     Title:


                                                     NATIONSBANK, N.A.


                                                     By:
                                                     Name:  Miles C. Dearden III
                                                     Title:Senior Vice President

EXHIBIT A

     WARRANT CERTIFICATE

     THE WARRANTS EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE"SECURITIES ACT"). THE WARRANTS MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE WARRANTS UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

     No. 1
Warrants to purchase an aggregate of __________shares of Common Stock

     WARRANT TO PURCHASE COMMON STOCK

     This certifies that _______________________ (the "Holder") or its assigns, is the owner of ___________________ Warrants to purchase shares of Common Stock ("Common Stock") of BREED Technologies, Inc. (the "Corporation"). Each Warrant initially entitles the holder thereof (the "Holder") to purchase from the Corporation one share of Common Stock at the purchase price (the "Exercise Price") set forth in the Agreement (as defined below), subject to the terms and conditions hereof and of the Agreement. In order to exercise the Warrants represented by this Warrant Certificate, the registered Holder hereof must surrender this Warrant Certificate at the office of Corporation as set forth in the Agreement or to its successor.

     This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated October __, 1997 by and between NationsBank, N.A. and the Corporation (the "Agreement"), and is subject to the terms and provisions contained therein, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Corporation and the Holder of the Warrants. The summary or the terms of the Agreement contained in this Warrant Certificate is qualified in its entirety by express reference to the Agreement. All terms used in this Warrant Certificate that are defined in the Agreement shall have the meanings assigned to them in the Agreement.

     Copies of the Agreement are on file at the office of the Corporation and may be obtained by writing to the Corporation requesting the same.

     The number of shares of Common Stock purchasable upon the exercise of the Warrants and the Exercise Price are subject to adjustment as provided in the Agreement.

     In the event the Corporation merges or consolidates with, or sells all or substantially all of its assets to, another person, the Holder of the Warrants will, upon exercise, be entitled to receive the number of shares of stock or other securities or the amount of money or other property to be received by holders on Common Stock on an equal basis with holders of Common Stock, as if the Warrants had been exercised immediately prior to such transaction.

     All shares of Common Stock issuable by the Corporation upon the exercise of the Warrants shall be validly issued, fully paid and nonassessable. The Corporation shall pay any taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of the Warrant Shares or of other securities or property deliverable upon exercise of the Warrants (other than income taxes imposed on the Holder). The Corporation shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Warrant Shares or other securities or property issuable upon the exercise of the Warrants or payment of cash to any person other than the Holder of a Warrant Certificate surrendered upon exercise of a Warrant and, in case of such transfer or payment, the Corporation shall not be required to issue any stock certificate or pay any cash until such tax or charge has been paid or it has been established to the Corporation's satisfaction that no such tax or charge is due.

     Subject to the requirements set forth in the Agreement and the restrictions on transfer set forth above, this Warrant Certificate and all rights hereunder shall be transferable by the registered Holder hereof on the register of the Corporation maintained by the Corporation for such purpose at its office upon surrender of this Warrant Certificate duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Corporation duly executed, by the registered Holder hereof or such Holder's attorney duly authorized in writing and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer the Corporation will issue and deliver to such Holder a new Warrant Certificate with respect to any portion not so transferred.

     This Warrant Certificate shall be void and all exercise rights evidenced hereby shall cease on October __, 200_.


     This Warrant Certificate and the Agreement are subject to amendment as provided in the Agreement.

Dated:_______________, 1997.

                                                     BREED TECHNOLOGIES, INC.

                                                     By:
                                                     Name:
                                                     Title: